1 CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION Bondholder’s Presentation: Business and Proposal December 9, 2008 Exhibit 99.1

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Forward Looking Statements
Statements included herein that are not historical facts (including, but not limited to, any statements concerning plans and objectives of management for future operations or economic performance, or assumptions related thereto), are “forward-
looking statements” within the meaning of the federal securities laws. In addition, the Company and its representatives may from time to time make other oral or written statements which are also “forward-looking” statements.  These forward-looking statements are based on the Company’s current expectations and projections about future events. Statements that include the words “expect,” “believe,” “intend,” “plan,” “anticipate,” “project,” “will,” “may,” “could,” “should,” “pro forma,” “continues,”
“estimates,” “potential,” “predicts,” “goal,” “objective” and similar statements of a future nature identify forward-looking statements. These forward-looking statements and forecasts are subject to risks, uncertainties and assumptions. The Company cautions that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. The Company does not intend to review or revise any particular forward-looking statement or forecast in light of future events.
A discussion of important factors that could cause the actual results of operations or financial condition of the Company to differ from expectations has been set forth in the Company’s Annual Report on Form 10-K for the year ended December 31,
2007 and in subsequent Quarterly Reports on Form 10-Q, including without limitation under the captions “Cautionary
Statement Regarding Forward Looking Statements,” “Risk Factors,” “Management’s Discussion and Analysis of Financial
Condition and Results of Operations—Overview” and the “Risks and Uncertainties” footnote to the financial statements.  These discussions are incorporated herein by reference.
Nothing herein shall constitute an offer to sell, or the solicitation of an offer to purchase, any securities.

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Agenda
Introduction
– Overview of the company
– Market trends
– Constar’s proprietary barrier and design
technology
– Relevance of Constar’s technology to market
opportunities
– Transaction overview and rationale
Impairment  issue
Financial background
– Historical bridge, 2004-2007
– Strategy
– Mitigation of historical EBITDA issues
– 2008 Projections
Financial Projections
– Financial Projections:  EBITDA
– Key assumptions supporting growth
assumptions
– Key assumptions supporting cost assumptions:
restructuring, energy pass thru
– Key assumptions supporting capital:  capital
efficiency, working capital, opportunity to re-
use assets
Transaction proposal
– Financial projections: less interest, include fee
summary
– Case for unimpaired : analysis of liabilities
– Financial projections:  Capital and Cash flow
Conclusion

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Overview
Low-cost production model for conventional and custom products (“Best Cost Producer”).
Competitive production assets available for custom growth following  reduction in Pepsi volume in 2009.
Blue chip customer base of consumer packaged goods companies
The PET bottle sector of the packaging industry is a large and growing market.
Significant pipeline of conversion opportunities from glass to PET in major product categories
Technology leader : Proven track record as a pioneer and leader in PET bottle design and technology with industry-leading technology that is relevant to market needs
A strategy oriented towards profitable organic growth based on food and beverage conversions using Constar’s technologies.
Historical risks mitigated by recent/ongoing progress in contract negotiations and changes in business mix
Opportunity to create value with the proposed debt for equity exchange
Risk of business losses if customer confidence is not rapidly secured
Ability to pass through substantially all resin cost changes and freight cost changes, and approxi mately 65% of energy cost changes.
Strong, experienced management team

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Constar
12%
Amcor
19%
Graham/OI
15%
Plastipak
9%
Southeastern
9%
Ball
7%
Western
7%
All Others
22%
Constar Amcor Graham/OI
Plastipak Southeastern Ball
Western All Others
Leading U.S. Producer of PET Packaging Products
Constar Market Share
2007 Sales of $882 million
3rd largest U.S. PET manufacturer
with 12% market share
3rd largest U.S. supplier of heat set
containers
2   largest UK PET manufacturer
#1 largest UK beverage closure
manufacturer
Effectively services full-line of PET
packaging
products to global customers
Source:  Management estimates.
nd

CONSTAR International Inc.

Hunt's
Hunt's

PEPSI
EDGE

vitaminwater
AriZona

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Products
Conventional PET products
CSD and water bottles and preforms are
categorized as “conventional PET” products.
Conventional products constitute 69% of 2008
sales
Custom PET products
Custom PET products are all other categories of
PET products, most requiring  innovative designs,
and specialized equipment or technology.
Custom products constitute 28% of 2008 sales

CONSTAR
International Inc.

MINNESOTA
SOUTH DAKOTA
NEBRASKA
WISCONSIN
MICHIGAN
ONTARIO
Toronto
Boston
NEW YORK
New York
Philadelphia
Chicago
Milwaukee
OHIO
Columbus
Indianapolis
KANSAS
MISSOURI
ARKANSAS
OKLAHOMA
Dallas
TEXAS
San Antonio
Austin
Houston
LOUISIANA
MISS.
GEORGIA
NORTH CAROLINA
Charlotte
Jacksonville
THE BAHAMAS

Edinburgh
Glasgow
SCOTLAND
DENMARK
NORTHERN IRELAND
IRELAND
Dublin
Blackpool
Leeds
Sheffield
Derby
Birmingham
Northampton
Oxford
Bristol
London
Cambridge
UNITED KINGDOM
Brighton
Amsterdam
Rotterdam
BELGIUM
Paris
BRITTANY
Kiel
SCHLESWIG-HOLSTEIN
Hamburg
Bremen
LOWER SAXONY
Hannover
Duisburg
Frankfurt
Stuttgart

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
“Best Cost Producer” Cost Structure
High speed, competitive machine complement
Low overhead cost structure:
– Relatively small number of plant locations located in key population/market centers
– SG&A appropriate to the business
Capital efficiency:  opportunities in 2009 and beyond to redeploy assets to new business projects

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Management
Packaging Industry
Experience
Title Name
9 years General Manager, Europe Chris Phelan
24 years Sr VP, Corporate Technologies Don Deubel
32 years Sr VP, Operations Jerry Hatfield
27 years Sr VP, Sales and Marketing Dan Ingram
29 years Sr VP, Admin & Strategic Planning James Bolton
6 years Sr VP, HR & General Counsel David Waksman
3 years Chief Financial Officer Walter Sobon
25 years Chief Executive Officer Michael Hoffman
TOP 8 EXECUTIVES HAVE 155 YEARS IN PACKAGING INDUSTRY
(AVERAGE >19YRS)
Constar was one of the first companies to manufacture PET containers and has the most experienced workforce in the industry

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Market and Trends
Cold distribution channel being impacted by economic climate
CSD consumption is declining as consumers switch to “healthier” and “functional” beverages.
Growth in bottled water consumption is slowing due to saturation, the economy, and environmental concerns.  High volume water bottlers have converted to self-manufacturing.
Beverage and food industries are developing and marketing new products that appeal to consumer demand for healthier formulations and for convenience.  Many of these products like vitamin-enhanced waters, teas, and tomato products like ketchup and pasta sauce are hot-filled and/or oxygen sensitive.
Prices for glass bottles , which are generally the incumbent package, have increased significantly in recent years.
Sustainability efforts are gaining momentum and favor PET, which is lightweight and readily recyclable.
With a weak economy, customers have prioritized cost savings.  There is significant opportunity for cost reduction via lightweighting of PET bottles.
PET resin prices have been volatile, and recently hit new highs, but prices have fallen significantly since
September, and the outlook for PET resin prices is more moderate.

CONSTAR International Inc.

2005
2006
2007
2008
2009
2010
2011
2012
2013
2005
2006
2007
2008
2009
2010
2011
2012
2013

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Customers and Distribution Channels
The food and beverage markets served by Constar have high customer concentration:
Constar’s products are distributed in grocery, club store, convenience, and vending channels:
– CSD single serve:
convenience stores
and vending/coolers
– CSD multiserve:
grocery channel
– Food bottles and jars:
grocery and club channel
– Hotfill beverage:
convenience stores,
vending/coolers,
club stores, and grocery
PET Units, US
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
100,000
Conv Custom
SPECIALTY
NON FOOD
TOILETRIES
MEDICINE
Alcoholic Bev - WINE
Alcoholic Bev - LIQUOR
Alcoholic Bev - BEER
FOOD
Beverages - MILK
Beverages - TEA (RTD)
Beverages - JUICE
Beverages - ENHANCED WATER
Beverages - ISOTONIC
WATER
CSD
Custom/Conv Data
Product Type2
Product Type
Source:  SBA/CCI

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
A Strategy Sensitive to Industry Realities
Make Constar’s superior barrier technology available to the broadest market of customers and applications: Sell Oxbar, MonOxbar and DiamondClear materials broadly in regions where we do not operate and selectively in regions where we do operate.
License functional and creative designs and design capability.
Maximize
Technology
Monetization
Pursue opportunities to add greater value with near-site production, lightweighting of CSD bottles, and service.
Focus on capacity utilization and execution of Strategic Value Initiative to manage costs and maintain high service levels.
Disciplined capital additions focused on high growth areas and favorable contract support.
Maintain
Conventional
Customer Base
Benefit from synergies between base platform and custom growth projects.
Deliver lowest cost with best quality and service in each region we serve.
2009-12 Pepsi contract :  Implement restructuring program for fixed cost reductions and pursue opportunities for redeployment of surplus assets.
Aggressively manage working capital
Be the Long-
Term “Best
Cost” Producer
Emphasis on packaging conversions from glass and other materials for food and beverage applications, especially where Constar’s unique barrier and design technologies or near-
site freight advantage deliver cost and performance advantages to our customers.
Emphasize food applications to diversify portfolio of customers and products.
Focus on
Custom
Growth Areas
Implication Strategy

CONSTAR International Inc.

Oxygen ingress (ppm)

Hunt's
Hunt's

Dole
100% JUICE
Dole
100% JUICE
Dole
100% JUICE

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Constar’s Industry Leading Barrier Technologies
Oxbar® oxygen scavenger
– Multi-layer construction provides both active
oxygen barrier and passive CO2 barrier, perfectly
clear.
2005 Worldstar award for Budweiser beer bottle
– Requires multilayer injection assets to produce
– Primary uses are beer and flavored alcoholic
beverages
MonOxbar™ oxygen scavenger
– Mono-layer active oxygen barrier with minor haze.
– Requires only minor specialized equipment to
produce.
DiamondClear™ oxygen scavenger
– Mono-layer active oxygen barrier, glass-like clarity.
– Requires only minor specialized equipment to
produce.
– DiamondClear is a family of application-specific
oxygen scavenging formulations:
– DC100:   - 2007 Ameristar award and 2008
Worldstar award for Hunts ketchup bottle
– DC200:  Includes passive CO2 barrier properties
– DC300:  Hot -Fill  - FCN to be filed Dec 08
30% of Constar’s custom business utilizes proprietary barrier
•Oxygen Ingress over 1 Year
•
(16 oz, 473 ml bottle, 23 C, 50% RH)
•0
•10
•20
•30
•40
DiamondClea r
MonOxbar
V10
Multilayer
Oxbar
PET
•Oxygen Ingress over 1 Year
•
(16 oz, 473 ml bottle, 23 C, 50% RH)
•0
•10
•20
•30
•40
DiamondClea r
MonOxbar
V10
Multilayer
Oxbar
PET
Competing technologies which degrade
with higher temp and humidity

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Constar’s Industry Leading Design Technologies
CONSTRUCT delivers
predictive engineering using
finite element analysis to
optimize material weight and
bottle performance in a
graphical computer model
before the molds are cut
X-4 technology
produces a panel-
less hotfill bottle
with vacuum
absorption in the
base of the bottle:
Vertical compensation technology (VCT)
offers a panel-less hotfill bottle for beverage
and wide-mouth food applications that runs
at higher filling line speeds:

CONSTAR
International Inc.

BUD LIGHT
BUD

Hunt's
Tomato Ketchup

ReaLemon
ReaLemon

Kroger

Sierra Springs
Hinckley Springs
Crystal Springs
MOUNTAIN SPRING WATER
Kentwood
BELMONT Springs

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
2001 AmeriStar & Worldstar
2003 AmeriStar
2003 AmeriStar
2002 IBWA
Best Package
2002 AmeriStar
Industry and Customer Awards
2002 Supplier of the Year
2003 Supplier of the Year
2004 Supplier of the Year
2007 Supplier of the Year
2007 AmeriStar & 2008
WorldStar

CONSTAR International Inc.

TASTE AND BELIEVE
SINCE 1890
Hunt's
Tomato Ketchup
No Preservatives
No Artificial Flavors

Page 15 CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION Constar PET, a good choice for the environment

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Near-term Conversion Opportunity Examples
Shelf life, shatter resistance, cost, sustainability Glass to Monoxbar/Diamond Food: Sauces
Innovation, total system cost, breakage, retailer resistance to glass, recyclable, glass shortage
Glass to MonOxbar/Diamond Food: Cherries, Jelly,
Pickles
Shelf life, filling speeds, de-lamination, appearance, cost PP/EVOH or ML PET to
MonOxbar/Diamond
Food: Ketchup
Shelf life Plain PET to MonOxbar/Diamond Food: Salad Dressing
Innovation, total system cost, breakage, retailer resistance to glass, recyclable, glass shortage
Glass and Cans to
MonOxbar/Diamond
Food: Pasta Sauce
Single serve,  breakage, recyclable, access to on-the-go
occasions, cost in some cases.
Glass to MonOxbar/Diamond Wine
Breakage, access to on-the-go occasions and venues.
Recycling and sustainability due to lighter weight.
Glass to Multilayer Oxbar Flavored Alcoholic
Beverages
Shelf life, recyclable/sustainable, total system cost of glass, access to on-the-go occasions, sensory
Recycling and sustainability due to lighter weight
Glass or PET w/ Amosorb to
panel-less MonOxbar/Diamond
Juices/ Teas
Shelf life for ingredients with oxygen sensitivity, smaller
bottles with greater surface-area-to-volume ratios.
Plain PET to MonOxbar/Diamond Enhanced Waters
Reasons From / To Conversion
Quote from the label of Honest Tea PET bottles:
“Plastic vs. Glass: we’ve introduced plastic bottles because there are places glass can’t go. PETE 1 is fully recyclable, doesn’t leach, and requires less energy to produce and ship.”

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION 17 Impairment Issue

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Overview of the Impairment Issue
Impairment will deliver minimal value compared to the associated risk of lost customer contribution
Payables are significantly reduced from September 10Q due to seasonality, reduced activity, inventory reductions, and declines in resin pricing.
A few critical vendors represent the majority of the trade payables.
Constar’s customers in the branded packaged goods business are highly risk-averse regarding security of supply for their primary packaging.
Management’s financial forecast is based on an unimpaired case

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Accounts Payable: Balances and Seasonality
September (10Q) AP balance includes:
–“ Book
overdraft” :checks that have not cleared through the cash accounts.
–Europe AP
Constar reduces inventories from August through November:  lowest seasonal purchases are in the 4th quarter.
Due to Pepsi volume reduction in 2009 and recent volume weakness, the company has further reduced inventory.
Lines have already been idled and we are using inventories from shut lines and plants to avoid new purchases (packaging, repair parts, colorants, etc.)
Since July, PET resin price per pound decreased  more than 30%
Total US AP declined each month during the 4 quarter:
Month
AP Open
Invoices
Out-
standing
Checks Total AP
Accrued
Expense
Total AP
and
Accrued
Expense
September 40.2 19.8 60.0 26.7 86.7
October 36.0 14.0 50.0 30.6 80.6
November 33.4 12.7 46.1 29.7 75.8
US only, in millions
th

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Required Payments:  503(a)9 and LC’s
Gross US Accounts Payable at 11/30:  $33.4 million
503(a)9 deductions :  $17.5 million
–December
1 resin payables less value of resin received in the last 20 days was $13.9 million.
–Other
payables are generally on 30 day terms, so one third will be eligible for impairment.
LC’s and deposits applicable to trade creditors:  $2.1 million
Net accounts payable eligible for impairment before critical vendor and assumed contracts:
$13.9 million
st

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Critical Vendor Issues
Supply categories required for assurance of uninterrupted supply to customers:
–Resin
–Labels
–Transportation
–OEM parts
–Molds
–Specialty sub-contracts

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Resin:  Supplier Dependencies
For CSD containers, resins are plentiful and widely accepted by most CSD bottlers.
A significant amount of business in custom applications where specific resin specifications are required.
Constar’s oxygen barrier materials are only qualified with one resin supplier.
–One
resin specification needed for Monoxbar may be discontinued at the end of 2009
Several non-CSD customers have qualified resin from only one resin supplier.
–Qualification process for a resin change takes 3 to 6 months to complete.
–It can be costly to qualify new resins
There are no substitutes for certain needed resin specifications
Supply agreements with key resin suppliers cover all resin supplied by the resin supplier, both
“commodity resin” and “specialty resin”.

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Labels
Label suppliers:
–Significant up front cost required for label graphics
–Printing plates are owned by label suppliers and specific to their printing presses.
–Press changeovers and length-of-run are key determinants of cost.
–Labels are run in batches larger than any single call-off, and stocked by the label vendor.
–To minimize cost and price, sole suppliers are assigned each specific label requirement.

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Transportation
Constar sells a large proportion of its sales on FOB Delivered terms.
–Reliable and on-time delivery is mandatory.
–Customers run bottles straight off the truck, without in-house inventory.
–Many customers have specific delivery service requirements or equipment needs that are provided by the assigned carriers.
Constar uses a large number of local and national carriers to deliver product to customers
Constar has no contracts with its freight carriers.
Most freight invoices are paid through a single freight payment service company

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Tooling and OEM Suppliers
Constar’s equipment complement has a concentration of machines from a small number of specialized OEM equipment suppliers.
Mold and equipment orders require deposits and progress payments.
There are always molds out for refurbishment with a small number of specialized mold shops.
Refurbishments must be completed and molds returned in order to meet customer requirements.
Subcontractors and outsourcing:
–A small dollar amount of outsourcing and sub-manufacturing work is done and critical to customer supply
–Subcontractors hold offsetting Constar-owned inventory

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Accounts Payable Summary
November 30, 2008 Priority,
Accounts Payable LC + Sub- CV and
($ in millions) Gross 503(a)(9) Deposits Total Contract Net
Resin $20.9 (13.9)          ($1.0) $6.0 ($5.8) $0.2
Utilities 2.6          -              (1.1)               $1.5 -              $1.5
Freight 2.4          -              -                $2.4 (2.4)             $0.0
Labels 1.5          (1.0)             -                $0.5 (0.5)             $0.0
Capital expenditures 1.6          (1.1)             -                $0.5 (0.2)             $0.3
Corp A/P listing 2.4          (0.8)             -                $1.6 (0.5)             $1.1
Plant A/P setup 2.0          (0.7)             $1.3 -              $1.3
Sub-Total $33.4 ($17.5) ($2.1) $13.9 ($9.4) $4.5

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION 27 Other Issues: Accrued Expenses, Contracts, Claims, Leases, and Pensions

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Accrued Expenses
November 30, 2008 Priority
Accrued expenses Sub- and
($ in millions) Gross L/Cs Total Contract Net
Interest $10.2 $0.0 $10.2 ($10.2) $0.0
Vacation 3.0          -              $3.0 (3.0)                    -
Workers comp 2.8          (2.6)             $0.2 -                     0.2
Royalty 2.9          -              $2.9 -                     2.9
Group insurance 2.8          -              $2.8 (2.8)                    -
State franchise & PPT 2.5          -              $2.5 (2.5)                    -
Audit fees 0.4          -              $0.4 -                     0.4
Legal fees 0.5          -              $0.5 -                     0.5
ST post retirement medical 0.5          -              $0.5 (0.5)                    -
Accrued incentive pay 0.4          -              $0.4 (0.4)                    -
Accrued payroll & taxes 0.1          -              $0.1 (0.1)                    -
Restructuring 0.8          $0.8 (0.8)                    -
Repair materials 0.9          $0.9 (0.9)                    -
Deferred Rent 0.5          $0.5 (0.5)                    -
Deferred income 0.3          $0.3 (0.3)                    -
ARO - Current Portion 0.4          $0.4 (0.4)                    -
Misc - other 0.4          $0.4 (0.4)                    -
Other 0.3          -              $0.3 0.3
Sub-Total $29.7 ($2.6) $27.1 ($22.8) $4.3

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Customer Contracts
Constar routinely assesses cash contribution of every customer and product
All customer contracts are cash generative and valuable to the company

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Claims and Litigation
Securities litigation
–Crown’s carriers are defending liability for the claim, for which a $7 5 million tower applies
–Deductible of $1.5 million was paid by Constar.
–Ongoing
liability of underwriters’ counsel expense by way of indemnity under the IPO under writing agreement:
Marshall Packaging
–E.D. Texas case.
Other commercial dispute:
–Constar claims $1.6 million and approximately $1.1 million counterclaim filed

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Leases
All leases are believed to be at fair market rates
No idle properties are under lease, except Houston.
–Lease terminates October 2010.
–Annual cost is $800m.  Impairment opportunity = 10 months, or $700m
The St. Germaine site in Dallas is being closed, and the lease terminates in September 2009 via
$150m buy out of lease.  Annual lease cost is $700.
The Cockerill Hill site in Dallas is underutilized:
–Needed for fulfillment of customer obligations
–Marketable property for sublet of surplus space in the building

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Impairment Opportunities Summary
Accounts Payable 33.4
Less 503(a)9 (17.5)
Less L/C's (2.1)
Less Critical Resin (5.8)
Less Critical Other (3.6)
Net Accounts Payable 4.5
Accrued Other Expenses 29.7
Less Interest (10.2)
Less Payroll, Benefits, Tax (9.3)
Less Deferrals (3.3)
Less L/C's (2.6)
Net Accrued Other Expense 4.3
Claims and Leases
Claims 1.0
Leases 0.7
Plus Litigation/Claims 1.7
Incremental Fees:
Committee Professionals (3 months) (0.9)
Committee Success Fee (1.9)
Total Incremental Fees (2.8)
Total Cash Benefit of Impairment: 7.7

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION 33 Business Risk

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Customers’ View of Risk
Many Brand owners “bet the business” on single source supply chain partners for primary packaging.
Constar’s business is based on a relatively small number of major brand-owner customers and projects.
–Top
10 customers accounted for 71% of sales in 2007.
Constar’s growth prospects are based on customer confidence in Constar’s people and technologies.
Different execution scenarios will cause customers different degrees of risk perception
–A
pre-arranged, unimpaired case with DIP and exit financing in place will be understood by customers upon its announcement in December as low-risk to their interests because there will be no disputes with vendors. Extensive customer communication is a critical element of the execution plan for the debt for equity proposal.
–An
impaired case with contracts assumed for key resin, transportation, label, and tooling suppliers will be perceived by customers as higher risk.  Competitors will attempt to exploit perception of greater risk.
–An
impaired case that affects resin supply will be seen by customers as an urgent and critical supply risk.  Some custom customers have only one resin type qualified

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Business Risk of Impairment:  Existing Business
Approximately $133 million of total sales are under negotiation at any given time, based on:
–
Average contract term of 4 years:
implies that 25% of contracts renew each year
–Pepsi
represents 39% of total revenues; annual sales projected for 2008 of $875 million:
implies $534 million of annual non-Pepsi sales revenue
Approximately $33 million of contribution is under negotiation each year, based on:
–Approximately
1/4 of total cost is fixed cost
Top ten customers account for 76% of sales; Pepsi accounts for 39% of sales
–Next
nine customers account for 37% of sales
Customers factor in time for negotiation, qualification, and mold acquisition when placing business

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Business Risk of Impairment:  New Business
Opportunities are large, infrequent, and binary
Lead time for major new business projects is 2 to 4 years.
Growth in projections amount to $10.9 million in 2009 and 14.2 million in 2010.
Projects are frequently awarded in their entirety to individual suppliers.  Dual supply is costly, but is occasionally used for supply assurance:
–Doubles
the tooling investment
–Requires
filling line adjustments to switch
–Complicates
quality and performance management

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Risk/Benefit Assessment
Impairment only makes sense if business losses can be kept below $1.6 million per year
Alternate business loss cases (annual EBITDA): 0.0 1.6 3.0 6.0 12.0
Value impact of EBITDA loss at EV=5x: 0.0 8.0 15.0 30.0 60.0
One-time benefit of Impairment: 7.7 7.7 7.7 7.7 7.7
Net Benefit/(Loss): 7.7 -0.3 -7.3 -22.3 -52.3

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Conclusion and Recommendation
A debt for equity exchange limited to the $175 million unsecured bonds provides the company with ample liquidity to execute its business plans and create value.
The company’s plan for value creation is achievable on the condition that customer perception of risk is minimized:
The benefit of impairing other unsecured creditors is approximately $7.7 million
Management strongly recommends the proposal for an unimpaired, pre-arranged debt for equity swap because the benefit of impairing other creditors is greatly outweighed by the likely degradation in value that would result from loss of business opportunities.

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION 39 Proposed Transaction and Financials

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Transaction Overview
Background:
Lower-than-expected 2008 EBITDA was due to summer spike in energy costs, economic conditions  and weak volume.
Uncertain outlook for achieving the financial leverage ratios needed to refinance  2012 maturities.
Market value for equity is below $0.50/ share.  $175 million unsecured bonds are trading below $0.20.
Suppliers are seeking improved terms and/or LC’s for new contracts.
Due to the critical nature of packaging supply to the customer’s supply chain, concern about Constar’s financial strength is detrimental to the company’s ability to retain share and grow.
Proposed transaction:
Debt for equity swap for $175 million unsecured bonds.
No rejection of contracts or agreements with suppliers, customers, employees, or landlords.
No impairment of other unsecured creditors.
Prearranged filing.
Minimal uncertainty for all stakeholders is important to achieve maximum value

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Financial Overview
Historical risks have been mitigated by recent/ongoing progress in contract negotiations and changes in business mix
Ability to pass through substantially all resin cost changes and freight cost changes, and approximately 65% of energy cost changes
Capital expenditures have contributed to increased EBITDA.
Working capital management continues to generate cash.
Opportunity to create value with the proposed debt for equity exchange.

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Historical Financial Results
Between 2003 and 2007, EBITDA weakness has been driven by a relatively small number of key issues:
Working capital management and revolver amendments have been a source of additional liquidity since 2005.
Historic levels of maintenance capital expenditures have been less than a third of total capital spend.  The balance has been invested to support custom growth.
Capital expenditures in excess of maintenance needs was $68.7 million and contributed $60 million of incremental EBITDA.
$ EBITDA Issue
(1)
2003 EBITDA = $56.2million
2007 EBITDA = $55.2 million
Difference = ($1 million)
60 Other:  Growth in custom and other conventional sales, and cost reductions
(8) Price competition:  price reductions to secure renewals or meet competition
(5)
Competition from new entrants and lower Eastern European cost structures in in 2003-05 resulted in volume and price losses in Holland and the UK
(11)
Energy costs spiked in 2005 after Hurricane Katrina when there were few contracts with provision for energy pass-through.  In 2005, Katrina impacted resin, energy, and transportation costs
(8) A pricing dispute resolved in 2006-7 with a significant reduction in margin
(29)
35% of Constar revenue has been with a single customer for CSD and water bottles.  There was a shortfall to anticipated volume under that contract, price decreases, and a move to self manufacturing of water bottles.
Other large water bottlers converted to self manufacturing.

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Historical Business Risks Mitigated
Pepsi relationship :
New conventional supply agreement effective 1/1/09 balances price, volume and cost to deliver greater certainty of expected revenue stream over the term :
– 4 year deal, 1 year extension option.
– Significantly reduces exposure to conventional  bottle volume.
– Preform supply component supports self-manufacturing operations.
– New supply configuration allows significant plant consolidations and reductions in fixed costs at plants and corporate.
At the expense of volume, Constar achieved an improved cost structure, and better product diversity and mix
Self manufacturing risk:
Water volume represents only 8% of current US volume, and is dominated by specialty water bottles.
Risk of non-Pepsi CSD self manufacture is minimal in the near future
Energy Costs:
Significant progress was made in 2008 to incorporate energy pass through in contracts.
65% of total units in 2009 will be covered with energy pass through.
Europe:
Better margins have been secured for 2009:  energy pass-through in 2009 pricing combined with cost reductions secured for 2009.

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Accounts Receivable and Inventory Reductions 2005 to 2008
Reduced accounts receivable and inventory by $45.4 million, excluding discontinued operations
Working Capital:
$ in millions
SEC form 10-Q dated September 30, 2005* SEC form 10-Q dated September 30, 2008
Accounts receivable, net 87.0 $      Accounts receivable, net 71.4 $
Inventories, net 94.9 Inventories, net 65.1
Total 181.9 $     Total 136.5 $
* As adjusted for discontinued operations
Reduction of $45.4 million

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
2008 Results
16% conventional unit decline
was partially offset by 10%
custom unit growth
Higher energy costs in the US
and Europe accounted for $9.5
million
Pricing and costs were positive
by $13.7 million
Fiscal Year
In Millions
2008 2007
Net sales
US 696.3 $            689.1 $
EU 179.1 192.5
Total 875.4 $            881.6 $
EBITDA before restructuring
US 44.7 $              50.2 $
EU (1.3) 4.9
Total 43.4 $              55.2 $
$55.2
$43.4
($0.3)
($4.9)
$13.7
($6.3)
($0.6)
($24.6)
$2.0
$9.2
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
FY '07 Custom
Sales
Convent.
Sales
Price/Cost Energy Restr
Savings
1-time adj Europe Other FY '08 RF3

46 CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION 2009-2012 Financial Projections Overview

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
2008-2012 Assumptions
Conversion of $175 million of sub debt to equity
Resin suppliers designated as a critical suppliers and  paid in normal course
$6 million in new letters of credit put in place to ensure supply
Freight, label and colorant suppliers designated as critical suppliers and paid in normal course
No impairment of unsecured creditors
Utilities receive deposit of month’s bills and normal course payments
Costs of D-I-P and exit facility and all other estimated costs of filing included
Interest rate swap fully cash collateralized at estimated $6 million

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
2008-2012 Assumptions
Sub debt interest eliminated
New D-I-P and exit facilty rates assumed
“Fresh start” accounting not applied
No taxes on sub debt gain
Cash taxes begin on 2009 estimated at a combined effective rate of 40%

2008 RF3
Custom Sales
Convent. Sales
Price
Costs
Europe
Other
2012 P

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
2008 to 2012 Assumptions
Custom business leads growth
and accounts for 45% of 2012
sales
Impact of new 4 year contract
reflects new economics and
restructuring savings
Price and conventional unit
declines amount to $28
million EBITDA loss
$55 million of capital
expenditures in excess of
estimated maintenance
capital of $24 million
providing annual EBITDA of
$42.8 million
2008 to 2012 EBITDA Growth
In Millions
$43.4
$42.8
$5.3
($15.9)
$2.6
$57.1
($12.3)
($8.8)
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Capex Contributes to Custom EBITDA Growth
During the past four years (2005-2008) capital investment for custom growth of $72 million have contributed to incremental annual EBITDA of $51.7 million and generated paybacks averaging 18 months and excellent individual internal rates of return.
2009-2012 capex for custom growth of $55.4 million will generate $42 million plus of annual
EBITDA and excellent individual returns.
These investments are essential to increase/preserve the value of Constar.

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
2006-2012 Income Projection
Projected Fiscal Year Ended December 31:
In Millions FY 2006 FY 2007 FY 2008(P) FY 2009(P) FY 2010(P) FY 2011(P) FY 2012(P)
Net Revenues 927.0 $      881.6 $      875.4 $      747.6 $      736.8 $      757.0 $      777.8 $
Cost of Sales 828.9 801.1 801.3 661.7 655.6 671.7 688.8
Depreciation 32.2 29.1 29.4 24.7 24.7 24.7 24.7
Gross profit 65.9 51.4 44.7 61.2 56.5 60.5 64.3
Gross margin 7.1% 5.8% 5.1% 8.2% 7.7% 8.0% 8.3%
SG&A expenses 35.2 32.6 31.1 33.5 33.8 34.2 34.5
Reorganization costs - - 2.0 4.3 - - -
Restructuring expenses 0.9 3.7 2.4 1.7 - - -
Operating Income 29.8 15.1 9.2 21.7 22.6 26.4 29.8
Non-operating expense / (income) (1.8) 0.9 3.5 (0.9) (0.9) (0.9) (0.9)
EBIT 31.5 14.1 5.8 22.7 23.6 27.3 30.7
Interest expense, net 41.1 40.7 38.3 18.8 18.1 17.9 17.2
Income tax provision / (benefit) (0.1) - (0.1) 5.2 4.9 6.2 7.7
Net income / (loss) from disc ops (0.8) 0.2 (0.1) - - - -
Net Income / (Loss) (10.3) $       (26.3) $       (32.5) $       (1.4) $         0.6 $          3.2 $          5.9 $
EBITDA before restructuring 66.3 $        55.2 $        43.4 $        55.0 $        50.0 $        53.7 $        57.1 $
EBITDA margin 7.1% 6.3% 5.0% 7.4% 6.8% 7.1% 7.3%

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Projected Cash Flows
Projected Fiscal Year Ended December 31:
In Millions FY 2006 FY 2007 FY 2008(P) FY 2009(P) FY 2010(P) FY 2011(P) FY 2012(P)
EBITDA before restructuring 66.3 55.2 43.4 55.0 50.0 53.7 57.1
Reorganization costs - - (2.0) (4.3) - - -
Cash restructuring (0.9) (3.7) (2.4) (1.7) - - -
Income taxes - - - (5.2) (4.9) (6.2) (7.7)
Working capital 19.8 (0.4) 8.9 9.1 (1.6) (1.0) (1.7)
Capital expenditures (22.6) (25.5) (25.6) (20.0) (23.4) (18.0) (18.0)
Free cash flow before interest 62.6 25.5 22.3 32.9 20.1 28.5 29.7
Interest payments (40.9) (40.8) (30.7) (18.8) (18.1) (17.9) (17.2)
Free cash flow 21.7 $        (15.3) $       (8.4) $         14.1 $        2.0 $         10.6 $          12.5 $
Operating Metrics
Days sales outstanding 30.0 32.3 31.3 32.1 32.0 31.9 31.7
Inventory supply (days) 31.6 37.7 30.5 28.0 28.0 28.0 27.9
A/P & accrued expenses (days) 58.9 60.1 63.8 57.5 57.5 57.4 57.4
Net $ of Working Capital 9.9 $          18.1 $        2.5 $          6.0 $          5.9 $          6.0 $          6.2 $
% to net sales 1.2% 2.2% 0.3% 0.9% 0.9% 0.9% 0.9%

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Projected Leverage after Restructuring of Debt
5.6x
7.1x
5.0x
3.9x
4.3x
3.9x
3.5x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
2006 2007 2008(P) 2009(P) 2010(P) 2011(P) 2012(P)

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Financial Overview
Historical risks have been mitigated by recent/ongoing progress in contract negotiations and changes in business mix
Ability to pass through substantially all resin cost changes and freight cost changes, and approximately 65% of energy cost changes
Capital expenditures have contributed to increased EBITDA
Working capital management continues to generate cash flow

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Other Considerations
Risk mitigation
– Kekst has been engaged to manage a comprehensive and structured communication plan
– Supplier interruption has been addressed with unimpaired case and communications plan
– Customer contracts : termination clauses
– Key employee turnover: mitigated by contemplated retention program and communications plan
Europe:  Constar UK and Holland
– European entities will not be affected
– Strategic value of the European entities:
– Customer relationships
– Closure technology
– Source of liquidity under the revolver
D-I-P and Exit Financing
– Citi and Wells have approved DIP and exit financing
– Commitment documents near completion
– Forbearance agreement is in place regarding the non-payment of interest on Dec 1
– SWAP will be securitized during the pendency of the bankruptcy st

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION
Conclusion
A debt for equity exchange limited to the $175 million unsecured bonds provides the company with ample liquidity to execute its business plans and create value.
The company’s plan for value creation is achievable and realistic on the condition that the exchange is executed as an unimpaired, pre-arranged filing.
The benefit of impairing other unsecured creditors is approximately $7.7 million
Strong organization, assets, and cost structure to serve our target markets profitably
Low-cost production model for conventional and custom products (“Best Cost Producer”).  Production assets available for custom growth following reduction in Pepsi volume in 2009.
Growing market for sustainable PET containers converting from glass and other materials and an attractive pipeline of conversion opportunities from glass to PET in major product categories
Proven track record as a pioneer and leader in PET bottle design and technology with industry-leading technology that is relevant to market needs:
A strategy oriented to profitable organic growth based on food and beverage conversions using Constar’s technologies.
Historical risk factors mitigated by recent/ongoing progress in contract negotiations and changes in business mix
Opportunity to create value with the proposed debt for equity exchange

CONFIDENTIAL – CONTAINS MATERIAL NON-PUBLIC INFORMATION 57 End of Presentation

Other Information

•	Credit agreement adjustments to EBITDA:

	Projected Fiscal Year Ended December 31:
In Millions	FY 2006	FY 2007	FY 2008(P)	FY 2009(P)	FY 2010(P)	FY 2011(P)	FY 2012(P)
EBIT				$22.7	$23.6	$27.3	$30.7
Depreciation				24.7	24.7	24.7	24.7

EBITDA				47.4	48.3	52.0	55.4
Restructuring				6.0
Credit agreement adjustments				1.6	1.7	1.7	1.7

Credit agreement EBITDA before restructuring per presentation				55.0	50.0	53.7	57.1

Restricted stock				1.2	1.2	1.2	1.2
Inventory				0.5	0.5	0.5	0.5
Other				(0.1)

Credit agreements adjustments				$1.6	$1.7	$1.7	$1.7

•	Incremental contribution is approximately $0.25 per dollar of revenue

•	Custom business is approximately 25% of revenue, and approximately 37% of contribution

•	Conventional business is approximately 75% of revenue, and approximately 63% of contribution

•	DIP fees expected to be approximately $2-2.4 million, with three year exit facility; both facilities at $75 million

•	Approximately 80% of freight cost changes are passed through to customers

•	In 2009, over 65% of energy costs can be passed through to customers

•	2008 impact of higher energy costs in Europe was approximately $4.5 million

•	In 2008, paid approximately $1 million more than expected for HDPE resin

•	Management forecasts an annual 3-5% decline in carbonated soft drink volume over the next three years

•	Shortfall in forecasted custom growth caused by one custom customer growing less than expected

•	One supplier’s resins required for approximately 23% of volume

•	Price and volume step downs expected in 2010

•

The company previously disclosed that it would generate approximately $10 million in free cash flow during the fourth quarter of 2008. During the presentation the company indicated that changes from that estimate would include: the non payment of the December 1st interest payment of $9.6 million, unimpaired invoices of approximately $4.6 million that would not be paid in the 4th quarter, estimated deposits to utilities of $2.6 million that would be made, approximately $2 plus million in reorganization costs that would be made and the payment of cash collateral of an estimated $6 million related to the company’s interest rate swap.

•	Cash taxes are estimates and could change based upon further tax work and planning.

Non-GAAP Measures

Set forth below is a reconciliation of EBITDA for certain fiscal years discussed in the presentation to net loss for those periods. EBITDA is defined by the Company as net income (loss) before interest expense, provision for income taxes, depreciation and amortization. The Company’s Credit Agreement formerly contained a definition of EBITDA that made adjustments for certain items. This definition was deleted and not replaced as part of the previously reported amendments to the Credit Agreement made in the first quarter of 2007. For consistency, the Company uses EBITDA on the same Credit Agreement basis, but excluding restructuring charges. This is not a GAAP-defined measure and may not be comparable to credit agreement or adjusted EBITDA as defined by other companies. Management believes that investors, analysts and other interested parties view our ability to generate Credit Agreement EBITDA as an important indicator of the Company’s operating performance. Management also believes that Credit Agreement EBITDA excluding restructuring charges is a useful measure in understanding trends because it eliminates various non-operational and non-recurring items. In addition, Credit Agreement EBITDA facilitates comparisons to operating performance in prior periods and is used by the Company in setting incentive plan targets. Investors are urged to take into account GAAP measures in evaluating the Company and to review the following reconciliations of Credit Agreement EBITDA excluding restructuring charges to net income (loss).

	For the year ended December 31,
	2003	2007	Projected 2008
Reconciliation of net loss to Credit Agreement EBITDA, excluding restructuring charges:
Net loss	$(220.5)	$(26.3)	$(32.5)
Add back:
Interest expense	35.0	41.0	38.3
Taxes	(12.3)	—	(0.1)
Depreciation	53.8	29.1	29.4

EBITDA	(144.0)	43.8	35.1

Restructuring Charges	11.6	4.0	4.4

EBITDA, excluding restructuring charges	(132.4)	47.8	39.5

Other adjustments under Credit Agreement (1)	188.6	7.4	3.9

Credit Agreement EBITDA, excluding restructuring charges	$56.2	$55.2	$43.4

Note 1:	Other adjustments includes, among other things, changes in allowances for doubtful accounts, inventory reserves, asset impairments and foreign currency gains and losses.